SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (Date of earliest event reported):
                                December 8, 2000



                                INGRAM MICRO INC.
             (Exact Name of Registrant as Specified in Its Charter)


                        Delaware                         1-12203
        (State of incorporation or organization) (Commission File Number)
                                   62-1644402
                      (I.R.S. Employer Identification No.)

                            1600 E. St. Andrew Place
                            Santa Ana, CA 92799-5125
    (Address, including zip code of Registrant's principal executive offices)

       Registrant's telephone number, including area code: (714) 566-1000

Item 5.  Other Events

     In accordance with new Rule 10b5-1 adopted by the Securities and Exchange Commission, Ingram Micro's board of directors approved amendments to Ingram Micro's trading guidelines. The amended trading guidelines permit parties subject to the guidelines (generally officers, directors and large shareholders of Ingram Micro) to enter into written trading plans complying with Rule 10b5-1.

     On December 8, 2000, subject to the adoption of the above-described amendment to Ingram Micro's trading guidelines, members of the Ingram family, as well as certain trusts of which they are beneficiaries and/or trustees, entered into individual trading plans complying with Rule 10b5-1 and the amended trading guidelines.

     The trading plans provide for sales, subject to price restrictions, daily limits and other contingencies, of shares of Ingram Micro's Class A Common Stock.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             INGRAM MICRO INC.


                             By:      /s/ James E. Anderson, Jr.
                                      ------------------------------------------
                                      Name:    James E. Anderson, Jr.
                                      Title:   Senior Vice President, Secretary
                                               and General Counsel


Date:   January 30, 2001